SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):       April 14, 2003
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


              1-3720                                 13-3461988
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     (Commission File Number              (IRS Employer Identification No.)


     95 Hayden Avenue Lexington, Massachusetts                      02420
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     (Address or principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area codes: (781) 402-9000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         On April 14, 2003, the Registrant's settlement agreement with the asbestos creditors' committees on behalf of the W.R. Grace & Co. bankruptcy estate was amended and W.R. Grace & Co. was added as a settling party. A copy of the amended settlement agreement is annexed as an exhibit to this Report.

         On April 14, 2003, Fresenius Medical Care AG (the "Company"), the parent corporation of Fresenius Medical Care Holdings, Inc., announced the settlement of certain commercial health insurer litigation. A copy of the Company's announcement is annexed as an exhibit to this Report.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 10     First Amended Settlement Agreement and Release of Claims
         Exhibit 99     Press Release dated April 14, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FRESENIUS MEDICAL CARE
                                            HOLDINGS, INC.



                                            /s/ JERRY SCHNEIDER
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DATE: April 18, 2003                        Name:  Jerry Schneider
                                            Title: Chief Financial Officer